©2009 BSQUARE Corporation. All rights reserved. BSQUARE is a registered trademark of BSQUARE Corporation.
All other names, product names and trade names are trademarks or registered trademarks of their respective holders.
BSQUARE CORPORATION
NASDAQ: BSQR
December 2010
Exhibit 99.1

Forward Looking Statements
2
These slides and the corresponding oral presentation contain “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to: our projected financial results for 2010 or any other future period, expectations related to any of our initiatives, future and potential sales or projects, expansion of our products, services, and  third party software that we distribute as well as the geographies where we sell them, our agreements and proposed agreements with Ford,  Coca-Cola Company and other partners and customers  and the opportunities that may arise from such agreements, the opportunities in the operating system, handset certification, and  automotive markets, the overall demand for connected devices and opportunities that may arise from that demand, geographic expansion and growth potential in Asia and other regions.
All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from such statements. There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-
looking statements include, but are not limited to: whether we are able to maintain our existing favorable relationships with Microsoft and Ford; risks, uncertainties and changes in financial condition; our ability to execute our product strategies for TestQuest and other products; intellectual property risks; market risks related to the demand for connected devices; risks related to our growth and expansion plans in new geographies and with new products and services; and overall risks associated with our international operations.
All forward-looking statements should be considered in light of various important factors, including but not limited to the risks and uncertainties listed above. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.
Please also refer to the Company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K, and other filings with the SEC, along with the Company’s earnings press release and the printed transcript of the
Company’s earnings related conference call, for other important risk factors that could cause actual results to differ materially from those indicated.

Mission
BSQUARE will be the leading enabler of smart, connected
devices worldwide; delighting our customers, employees and
shareholders with superior products and services that deliver best-of-class solutions into targeted industries.
We will build deep competency in our markets and
technologies with the best people, partners and processes.

BSQUARE Fast Facts
BSQUARE Fast Facts
Market leader in smart, connected device and software
Market leader in smart, connected device and software
solutions
solutions
Worldwide sales and service footprint
Worldwide sales and service footprint
Impressive customer list
Impressive customer list
270 headcount worldwide
270 headcount worldwide
Experienced management team
Experienced management team
2010 YTD revenue  = $69.2M (up 41% Y/Y)
2010 YTD revenue  = $69.2M (up 41% Y/Y)
Q310 revenue = $25.3M (second-best Q ever)
Q310 revenue = $25.3M (second-best Q ever)
Cash at 9/30/10 = $21.5M (no debt)
Cash at 9/30/10 = $21.5M (no debt)
4 12/14/2010

MOTOROLA
Microsoft
MARVELL
hp
Ford
QUALCOMM
POLYCOM
Adobe
FedEx
TASER
freescale semiconductor
HUAWEI
intel
Coca-Cola
McAfee
NEC
CASIO
RIM
SHARP
Panasonic ideas for life
verizon
Honeywell
T
WYSE
EPSON EXCEED YOUR VISION
esi
TRANE
DIVX
SAMSUNG
TEXAS INSTRUMENTS
BROADCOM
ASUS
L3 communications
HYUNDAI
Google
IBM
SAGEM
LodgeNet connect | inform | entertain
BenQ
DENSO

bSQUARE

Worldwide Customers and Partners
©2010 BSQUARE Corporation. All rights reserved. BSQUARE is a registered trademark of BSQUARE Corporation.
All other names, product names and trade names are trademarks or registered trademarks of their respective holders.

Booming Demand for Smart, Connected Devices
Drivers:
•
Cloud-based computing models
•
•
Increased availability of applications
•
Tech savvy consumers
Key markets:
•
Smartphone
•
Automotive Telematics
•
•
Medical
•
Industrial
•
Consumer Electronics

Retail/POS
Technology advancements (CPU/OS)

Industrial & Medical Automation
Consumer & Entertainment
Communications
Automotive, Marine, Aviation
Computers
Number of Devices
(in billions)
18
16
14
12
10
8
6
4
2
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: John Gantz, The Embedded Internet: Methodology and Findings, IDC, January 2009

bSQUARE

Smart, Connected Devices:
The Next 15 Billion End-Points

Increasing complexity means device makers will require
more software:
•
Network connectivity
• 3G, 4G WAN
• Wi-Fi, Bluetooth
•
Sophisticated user interfaces
• HD Video
• Highly graphical
• Touch-based
• High performance
•
Intelligent power management
•
Hundreds of thousands  of
sophisticated and connected
applications
•
Testing, certification

Design
Develop
Test
BSQUARE Services
Third Party IP
BSQUARE IP

BSQUARE’s Integrated Product and Service Portfolio 8

- Consulting & Provisioning
- Software & Hardware Development
- Application Porting
- Program Management
- Testing and Quality Assurance

BSQUARE Services

- Windows Embedded CE BSP for TI OMAP
- Snapdragon MDP
- Adobe Flash Player ports
- TestQuest Pro
- TestQuest CountDown
- WebKit browser
- Secure Digital Middleware

BSQUARE IP

- Windows® Embedded: Embedded Standard, CE, Desktop, Server
- Windows® Mobile
- McAfee® Embedded Security
- Adobe® Flash®
- Datalight

Third Party IP

bSQUARE

BSQUARE = Smart, Connected Devices 9 Training and Technical Support

MyFord Touch is a trademark of the Ford Motor Company
Adobe and Flash are trademarks of Adobe

MyFord Touch
®
Solution
• Hardware architecture and design
• System and UI architecture design
• Adobe ® Flash ® platform porting
• System software (board support package)
• Third-party project management
• Third-party application integration
• Quality assurance testing
• Adobe ® Flash ® platform licensing
• TestQuest licensing
Result
• Ford is currently shipping MyFord Touch® on the 2011 Ford
Edge, Ford Explorer and Lincoln MKX and will be available
on the Ford Focus
MyFordTouch
®
Overview:
BSQUARE is the lead systems integrator for MyFord Touch®, an innovative and advanced automotive telematics and infotainment system

Freestyle is a trademark of the Coca-Cola Company

Coca-Cola Freestyle
TM
Solution
• User interface (UI) and application consulting
• UI architecture design
• Data and device management software integration
• Quality assurance testing
• BSQUARE IP: FlexUI skinning engine
• BSQUARE IP: Schema BSP solution
• Windows CE licensing
Result
• An intuitive user-interface makes the machine easy to use by consumers, restaurant managers and service technicians
• Currently being deployed in several North American markets
Coca-Cola Freestyle™
Overview:
BSQUARE served as lead systems integrator for The Coca-Cola
Freestyle™ which brings innovative technology to consumers by offering 100+
sparkling and still branded beverage selections from one machine.

Expand customer base
Expand services portfolio
Expand product portfolio

bSQUARE

Growth Strategies Expand our product and service portfolio to meet the growing demand for smart, connected devices 12

Novosibirsk
Astana
Oskemen
Irkutsk
Ulan Ude
Ulan Bator
MONGOLIA
Urumqi
KYRGYZSTAN
TAJIKISTAN
CHINA
Lanzhou
Baotou
Beijing
Qiqihar
Harbin
Changchun
Jilin
Shenyang
P'yongyang
Seoul
NORTH KOREA
SOUTH KOREA
Sea of Japan (East Sea)
JAPAN
Sapporo
Tokyo
Nagoya
Osaka
Hiroshima
Fukuoka
Taiyuan
Jinan
Yellow Sea
Zhengzhou
Nanjing
Shanghai
Hangzhou
East China Sea
Nanchang
Taipei
TAIWAN
Kao-hsiung
Chengdu
Chongqing
Guiyang
Guangzhou
Hong Kong
Hanoi
Lahore
New Delhi
Kathmandu
NEPAL
Thimphu
INDIA
Kanpur
Patna
Dhaka
Calcutta
Nagpur
Chittagong
BURMA
LAOS
Hyderabad
Bay of Bengal
Rangoon
Vientiane
THAILAND
Bangkok
CAMBODIA
Phnom Penh
Ho Chi Minh City
Da Nang
VIETNAM
South China Sea
Madras
PHILIPPINES
Manila

b SQUARE

Expand sales footprint in Asia
•
Today:  Taiwan and Japan
•
Add: Korea, China in 2011
Expand Asia development capacity to serve Asia and cost-
sensitive North America customers
Vertical market focus
•
Mobile
•
Automotive
Expand Customer Base

Expand Services Portfolio
Expand Asia engineering capacity
•
Expand Taiwan, build out China
•
Grow Asia customer base
Expand Android practice
Expand Applications practice
Focus on gross
margin improvement

Development Centers
Sales Offices
Sales + Development

Test Automation
Applications
User Interface Rendering
Connection and Control
System Software Interface
Hardware Interface

Expand Product Portfolio
TestQuest handset certification platform
•
Product offering to accelerate technical acceptance (TA) and market entry of handsets for Mobile Network Operators (MNOs) and
original equipment manufacturers (OEMs) while improving the
overall consumer experience
3rd Party Products
•
Expand our current distribution
franchises to new regions
•
Add additional products to
our portfolio
•
Become the largest distributor
of embedded software,
worldwide

Growth Opportunities Summary
16
Opportunity
Potential
Incremental 2011
Revenue
Potential 2011
Margin %
BSQUARE IP
$2M-$4M 85%+
BSQUARE Services
$4M-$6M ~25-30%
Third Party IP
$15M- $30M ~12-15%
Total
$21M-$40M ~22% blended

Driving growth through new products and services
  *Amounts incremental to anticipated full-year FY10 run rate

Revenue Trends
$65.8
$25.3
$42.9
$49.8
$59.4
16%
19%
11%
$64.4
-2%
$69.2
$49.2
41%
Through 9 Months
25.7
30.3
34.2
35.5
32.4
22.9
45.4
18.0
11.7
16.9
21.0
27.2
27.8
23.2
20.8
6.2
2.6
2.6
4.2
3.1
4.2
3.1
3.0
1.1
FY05 FY06 FY07 FY08 FY09 YTD09 YTD10 Q310
Proprietary software
Engineering
services Third party software

FY05 FY06 FY07 FY08 FY09 YTD09 YTD10 Q310
Proprietary Software Service 3rd Party Software
$12.0
24%
15%
31%
88%
$12.2
25%
87%
25%
$5.0
20%
83%
24%
15%
$9.9
23%
95%
29%
14%
Gross Profit and Margin Trends
$15.5
26%
13%
32%
16%
$17.2
26%
95%
29%
16%
$13.4
21%
86%
17%
16%
24%
14%
$14.0
20%
85%
16%
Through
9 Months

2.0
2.8
2.4
3.3
4.3
3.2
2.5
0.8
4.9
5.4
6.0
7.1
7.9
5.9
5.9
2.0
4.6
4.6
5.3
5.0
4.1
3.0
3.5
1.2
FY05 FY06 FY07 FY08 FY09 YTD09 YTD10 Q310
G&A S&M R&D
$12.9
26%
$12.0
24%
$4.0
16%
$11.5
27%
Operating
Expense Trends
$13.6
23%
$15.4
23%
$16.3
25%
$11.9
17%

Through 9 Months

3
2
1
0
-1
-2
-3
Net Income (Loss) $ Millions
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
EPS
FY 05
FY 06
FY 07
FY 08
FY 09
YTD 10
Q310
($1.3)
($0.5)
$2.3
$2.0
($2.7)
$1.5
$0.9
Net Income
EPS

b SQUARE

Bottom Line History
Q310 EBITDAS = $1.5 million
YTD10 EBITDAS = $3.4 million
FY09 EBITDAS = $(1.1) million
FY08 EBITDAS = $4.1 million
FY07 EBITDAS = $3.4 million
$0.05/share
negative impact of
auction rate security
write-down
$0.05/share
benefit from
reversal of
legal liability

2006 2007 2008 2009 Q310
Cash, Investments &
Restricted (ST & LT)
$11.1 $15.0 $13.3 $18.0 $21.5
Net Working Capital $10.3 $14.2 $10.6 $10.3 $16.4
Debt $ -- $ -- $ -- $ -- $ --
Shares Outstanding - Basic 9.6 9.8 10.0 10.1 10.2
Options/RSUs Outstanding 2.0 2.0 2.1 2.3 2.2
Other Information

bSQUARE
The Mobile & Embedded Systems Experts

Q & A

©2009 BSQUARE Corporation. All rights reserved. BSQUARE is a registered trademark of BSQUARE Corporation.
All other names, product names and trade names are trademarks or registered trademarks of their respective holders.